Exhibit 10.170

FORM OF
AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this “Pledge Agreement”), is dated as of the 3rd day of August, 2001, made by Display Technologies, Inc., a Nevada corporation (“Display” or the “Pledgor”), in favor of SouthTrust Bank, an Alabama banking corporation (“Pledgee"), and amends and restates that Stock Pledge Agreement dated September 26, 2000 executed by Display, Ad Art Electronic Sign Corporation, a Florida corporation; DTEK Canada, Inc., a Florida corporation, and DTEK Signs, ULC, a Nova Scotia unlimited liability in favor of Pledgee (the “Original Stock Pledge Agreement").

W I T N E S S E T H:

WHEREAS, Display, Don Bell Industries, Inc., J.M Stewart Manufacturing, Inc., J.M. Stewart Corporation, J.M. Stewart Industries, Inc., Vision Trust Marketing, Inc., and Lockwood Sign Group, Inc., (collectively, the “Borrowers”) and the Pledgee have entered into a Loan and Security Agreement dated as of January 17, 2001 (as amended, the “Loan Agreement”);

WHEREAS, the obligations under the Loan Agreement are secured by, among other things, the Original Stock Pledge Agreement;

WHEREAS, Pledgor has executed and delivered to Pledgee a Guaranty of Payment of even date herewith (the “Guaranty”), pursuant to which Pledgor has guaranteed the payment and performance of all obligations of Ad Art Electronic Sign Corporation (“Ad Art”), a wholly owned subsidiary of Pledgor, under that certain Loan and Security Agreement dated January 17, 2001 between Ad Art and Pledgee, among others (as amended, the “Ad Art Loan Agreement”); and

WHEREAS, as an inducement to the Pledgee to amend the Loan Agreement pursuant to the terms and conditions of the Fourth Amendment to Loan and Security Agreement of even date herewith, and to continue to forbear from collection against Ad Art of the obligations due under the Ad Art Loan Agreement, by written amendment of even date herewith, the Pledgor has agreed to execute this Pledge Agreement, which amends and restates the Original Stock Pledge Agreement, and, pursuant hereto, to pledge the Pledged Stock, as defined in this Pledge Agreement, as security for the prompt payment and performance of all Obligations.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Pledgor hereby agrees with the Pledgee as follows:

1.      (a)      The term “Event of Default” as used in this Pledge Agreement means the occurrence of any of the following:

          (i)      the occurrence of any Default or Event of Default under the Loan Agreement or under the Guaranty;

          (ii)      the breach by the Pledgor of any of the covenants made by the Pledgor in this Pledge Agreement; or

          (iii)     the material falsity of any of the representations or warranties made by the Pledgor in this Pledge Agreement on or as of the date when made, or at any time after the date when made if such representation or warranty subsequently becomes untrue and remains untrue for ten days or longer.

(b)   The term “Pledged Stock” as used in this Pledge Agreement means the shares of stock described in Schedule I hereto, together will all certificates, options, rights, warrants, dividends and other distributions now existing or hereafter issued, payable or arising as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of all the foregoing, whether now or hereafter owned or acquired by the Pledgor.

(c)     The terms “Obligations” and “Secured Obligations” as used in this Pledge Agreement means, collectively, the “Obligations” as defined in the Loan Agreement, the “Guaranteed Obligations,” under the Guaranty, and all obligations of the Pledgor to pay money or perform acts under this Pledge Agreement.

(d)     All other capitalized terms used in this Pledge Agreement and not specifically defined herein shall have the respective meanings assigned to them in the Loan Agreement.

2.     (a)      As security for the prompt payment and performance of the Obligations, the Pledgor hereby assigns, transfers and pledges the Pledged Stock to the Pledgee and grants to the Pledgee a lien thereon and security interest therein.

(b)      If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

            (i)      stock certificates, including, but without limitation, any certificates representing a stock dividend or issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

            (ii)     options, warrants, or rights, whether as an addition to, or in substitution or in exchange for, any of the Pledged Stock, or otherwise;

            (iii)    dividends or distributions payable in property, including securities issued by other than the issuer of any of the Pledged Stock; or

           (iv)     cash dividends or distributions of any sort, except as otherwise provided in subparagraph (d) below with respect to cash dividends paid out of earned surplus,

the Pledgor shall accept the same as the Pledgee’s agent, in trust for the Pledgee, and shall deliver the same forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor’s endorsement, when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock.

(c)     At any time the Pledgee, at its option, may at its election have any or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee’s request, the Pledgor will cause the issuer, transfer agent, or registrar of the Pledged Stock to effect such registration. If that shall be done prior to the occurrence of an Event of Default, the Pledgor shall nevertheless retain all voting rights with respect to the Pledged Stock and, unless otherwise provided in the Loan Agreement or in subparagraph (d) below, all right to receive cash dividends paid out of earned surplus, and, for that purpose, the Pledgee shall execute and deliver to the Pledgor all necessary proxies and, unless otherwise so provided, shall endorse without recourse and deliver to the Pledgor all checks representing such dividends as and when received. Immediately and without further notice upon the occurrence of an Event of Default, whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Stock, the right to exercise all voting rights as to all of the Pledged Stock, to waive notice of stockholders’ meetings, to execute actions by written consent in lieu of a meeting, and all other corporate rights, and all conversion, exchange, subscription and other rights, privileges and options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or any delay in so doing.

(d)     Unless an Event of Default shall have occurred and be continuing, and unless otherwise prohibited by the Loan Agreement, the Pledgor shall be entitled to receive for its own use cash dividends paid out of earned surplus. Upon the occurrence of an Event of Default, the Pledgee may at its election require any or all such cash dividends to be delivered to the Pledgee, and the Pledgor agrees upon request to deliver such dividends to the Pledgee as and when received, endorsed to the order of the Pledgee or in blank, to be cashed and held by the Pledgee as additional security hereunder or, at the Pledgee’s election, to be applied toward the payment or performance of the Secured Obligations. Pending delivery of such cash dividends to the Pledgee, the Pledgor agrees to hold the same as the Pledgee’s agent, in trust for the Pledgee.

(e)     The Pledgor warrants and will, at its own expense, defend the Pledgee’s right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity. This warranty and covenant shall survive the termination of this Pledge Agreement.

(f)     The Pledgor shall use its best efforts, upon the request of the Pledgee, to cause any issuer, transfer agent, or registrar of the Pledged Stock to take all such actions and execute all such documents as may be necessary or appropriate to remove any restrictive legends placed on the Pledged Stock that are not legally required for such Pledged Stock held by the Pledgee; after an Event of Default, effect any sale or sales of Pledged Stock in accordance with Rule 144 under the Securities Act; and (iii) after an Event of Default, effect any sale or other distribution of the Pledged Stock in any lawful public or private sale or other disposition.

3.     (a)     Upon the occurrence of an Event of Default, the Pledgee may at its election, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale and any other notice which is required by law and cannot be waived) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), realize upon the Pledged Stock or any part thereof, and may sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels, at public or private sale or sales, at any exchange, broker’s board or at any of the Pledgee’s offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all of any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem appropriate and as shall be commercially reasonable, for cash or on credit, or for future delivery without assumption of any credit risk, with the right in the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor.

(b)     The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

          (i)      first, to the costs and expenses incurred in connection therewith or incidental thereto or in the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including brokers’ fees and commissions and reasonable attorneys’ fees and legal expenses;

          (ii)      second, to the payment and performance of the Secured Obligations;

          (iii)     third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

          (iv)     fourth, to the Pledgor or its transferees, to the extent of any surplus proceeds.

(c)     The Pledgee need not give more than five days’ notice of the time and place of any public sale or of the time after which any private sale may take place, which notice the Pledgor hereby agrees to be reasonable; provided, however, that the Pledgee at any time, without any notice to the Pledgor, may sell any of the Pledged Stock which is customarily sold on a recognized market.

(d)     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act.

4.     The Pledgor represents and warrants that:

(a)     it has, and has duly exercised, all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described in paragraph 2(a), and to carry out the transactions contemplated by this Pledge Agreement;

(b)     it is the legal and beneficial owner of all of the Pledged Stock as per Schedule 1;

(c)     all of the shares of the Pledged Stock are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for that granted hereunder;

(d)     upon delivery of the Pledged Stock to the Pledgee or its agent, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock;

(e)      the execution and delivery of this Pledge Agreement, and the performance of its terms, will not result in any violation of any provision of the Pledgor’s articles or certificate of incorporation or by-laws, or violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to the Pledgor or any of its property; and

(f)      the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, and constitute all of the issued and outstanding shares of each issuer thereof, except as otherwise set forth in the Schedule I hereto, and there are no outstanding warrants, actions, rights or other commitments (including, but without limitation, convertible notes or other convertible securities) entitling any person to purchase or otherwise acquire any such shares or any additional shares of such issuer.

5.     (a)      The Pledgor will not, without the Pledgee’s written consent obtained in advance:

          (i)      sell, give or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in, or with respect to, any of the Pledged Stock or the proceeds thereof, other than that created hereby; or

          (ii)      consent to or approve the issuance of any additional shares of any class of capital stock by the issuer of the Pledged Stock; or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

(b)     The Pledgor shall, upon the request of the Pledgee, promptly deliver to the Pledgee all written notices, and promptly give the Pledgee written notice of any other notices, received by the Pledgor with respect to Pledged Stock at any time after such request is made.

(c)     The Pledgor shall at any time, and from time to time, upon the request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Pledge Agreement.

(d)     The Pledgor shall, at any time and from time to time, execute in blank and deliver to the Pledgee an Irrevocable Stock Assignment and Power of Attorney, in substantially the form of Exhibit A hereto, with respect to each certificate or instrument now or hereafter evidencing the Pledged Stock.

(6)      (a)     If the Pledgee shall elect to exercise its right to sell or otherwise dispose of all or any part of the Pledged Stock, and if, in the opinion of counsel for the Pledgee, it is necessary to have the Pledged Stock or that portion thereof to be sold registered under the provisions of the Securities Act of 1933, as amended (the “ Securities Act”), the Pledgor will use its best efforts to cause:

           (i)      the issuer of the Pledged Stock and its directors and officers to take all action necessary to register the Pledged Stock or that portion thereof to be disposed of under the provisions of the Securities Act, at the Pledgor’s expense;

           (ii)      the registration statement relating thereto to become effective and to remain so for not less than one year from the date of the first public offering of the Pledged Stock or that portion thereof so to be disposed of, and to make all amendments thereto and to the related prospectus which, in the opinion of the Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (iii)       the issuer of the Pledged Stock to comply with the provisions of the “ Blue Sky” laws of any jurisdiction which the Pledgee shall designate; and

          (iv)       the issuer of the Pledged Stock to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but no more than eighteen months beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

(b)    The Pledgor acknowledges that a breach of any of the covenants contained in paragraph 6(a) above may cause irreparable injury to the Pledgee; that the Pledgee will have no adequate remedy at law with respect to such breach; and, as a consequence, that the Pledgor’s covenants in paragraph 6(a) shall be specifically enforceable against the Pledgor; and the Pledgor hereby waives, to the extent such waiver is enforceable under law, and agrees not to assert, any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

7.     (a)     Upon the occurrence of an Event of Default, the Pledgee agrees to deliver irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Pledgee, and, until receipt of such separate proxies, this Pledge Agreement shall constitute the Pledgor’s proxy to the Pledgee or its nominee to vote all shares of Pledged Stock then registered in the Pledgor’s name at any and all such times as the Pledgee has the right to vote such shares pursuant to the terms of this Pledge Agreement. Such power of attorney granted hereby is coupled with an interest and is irrevocable.

(b)    Whenever any checks, drafts or other instruments are delivered to or come into the possession of the Pledgee and the Pledgee has the right at such time under this Pledge Agreement or otherwise to hold such writings or the sums evidenced thereby as additional security hereunder or to apply the same toward the payment or performance of the Obligations, the Pledgee is authorized to endorse such writings in the name of the Pledgor, and the Pledgor hereby irrevocably constitutes and appoints the Pledgee, its officers and agents, as its attorneys-in-fact for such purposes.

(8)     Upon the final, nonavoidable payment and performance in full of all of the Secured Obligations, the termination of all commitments of the Pledgee to lend money or otherwise extend credit under the Loan Agreement, the payment of all additional costs and expenses of the Pledgee as provided herein, and written demand for termination from the Pledgor to the Pledgee, the Pledgee shall deliver to the Pledgor a written termination of this Pledge Agreement and thereupon this Pledge Agreement (except paragraph 2(e) hereof with respect to any of the Pledged Stock sold or otherwise disposed of by the Pledgee) shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor’s expense, such of the Pledged Stock as shall not have been sold or otherwise applied or disposed of pursuant to this Pledge Agreement. Until termination, this Pledge Agreement shall be a continuing agreement in every respect, even if from time to time there are no outstanding Secured Obligations.

(9)     Any notices or consents required or permitted by this Pledge Agreement shall be in writing and shall be deemed delivered if delivered in person or sent by certified mail, postage prepaid, return receipt requested, or facsimile, as follows, unless such address is changed by written notice hereunder:

  (a)    If to the Pledgor:

Display Technologies, Inc.
__________________________
__________________________
Facsimile # _________________
Attention: __________________

(b)     If to the Pledgee:

SouthTrust Bank
P.O. Box 2554
Birmingham, Alabama 35203
Facsimile # (205) 254-4852
Attention: Special Assets Department,
c/o Mr. Andrew Raine

          10.     (a)     Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held by it hereunder, the Pledgee shall have no duty or liability to preserve the value of the Pledged Stock or any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

(b)     No course of dealing between the Pledgor and the Pledgee, or any failure to exercise or any delay in exercising any right, power or privilege of the Pledgee hereunder or under the Loan Agreement, shall operate as a waiver of the Pledgee’s rights and remedies under the Pledge Agreement, the Loan Agreement, or applicable law; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)    The rights and remedies provided herein and in the Loan Agreement and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Loan Agreement or this Pledge Agreement are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

(d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

(e) This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f) If two or more persons or entities execute this Pledge Agreement as Pledgors, such Pledgors shall be jointly and severally bound and obligated hereunder, and the terms  the “Pledgor” and “its” as used herein mean and include each such Pledgor and also all of such Pledgors.

(g) This Pledge Agreement shall be construed in accordance with the substantive law of the United States and the State of Alabama without regard to principles of conflicts of law, except to the extent that the application of the law of another jurisdiction is required to give effect to or to make enforceable any of the provisions hereof.

(h) The Pledgor hereby waives acceptance and notice of acceptance of this Pledge Agreement by the Pledgor and agrees that this Pledge Agreement will be fully effective when executed by the Pledgor and delivered to the Pledgee.

(i) This Pledge Agreement is intended to take effect as an instrument under seal.

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and its seal to be affixed hereto on or as of the date and year first above written.

THE PLEDGOR:

DISPLAY TECHNOLOGIES, INC.

ATTEST:	By:
Its:
By:__________________________ Secretary

Accepted at Birmingham, Alabama
[CORPORATE SEAL]
THE PLEDGEE:

SOUTHTRUST BANK

By:
Its:

Date:

SCHEDULE I

Issuer	Certificate No.	Number of Shares	Shareholder

Lockwood Sign Group, Inc.	1	1,000	Display Technologies, Inc.
AmeriVision Outdoor, Inc.	1	8,000 (preferred)	Display Technologies, Inc.
AmeriVision Outdoor, Inc.	W1	8,000	Display Technologies, Inc.
Don Bell Industries, Inc.	_____	_____	Display Technologies, Inc.
J. M. Stewart Corporation	_____	_____	Display Technologies, Inc.
J. M. Stewart Industries, Inc.	_____	_____	Display Technologies, Inc.
J. M. Stewart Manufacturing, Inc.	_____	_____	Display Technologies, Inc.

(1) William Byrd owns all 1,200 shares of AmeriVision’s outstanding common stock.

(2) Common Stock Purchase Warrant.

EXHIBIT A

(to Stock Pledge Agreement)

STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned ___________________________________________________________

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto ________________________________________________ shares, represented by certificate(s) No. (the “Stock”), of the __________________ stock of _____________________________ standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at __________________, Alabama on or as of this _____ day of ______________, 19____.

By:
Its:
Attest:

__________________Secretary

Corporate Seal
SIGNATURES GUARANTEED

By:
Its:

Complete for Execution in Blank

STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned ___________________________________________________ FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto_______________________________________ shares, represented by certificate(s) No. (the “Stock”), of the ____________________________ stock of _____________________________________________________________ standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at _______________, Alabama on or as of this _____ day of ______________, 19____.

By:
Its:
Attest:

_________________ Secretary

Corporate Seal
SIGNATURES GUARANTEED

By:
Its:

Complete with Respect to Each Pledged Certificate

STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned                                                                                       FOR VALUE RECEIVED, have bargained, sold, assigned, and transferred, and by these presents do bargain, sell, assign and transfer unto                                                            __________ shares, represented by certificate(s) No. (the “Stock”), of the stock of                                              standing in the name(s) of the undersigned on the books of said Corporation, AND do hereby irrevocably constitute and appoint the true and lawful Attorney(s) for and in the name(s) and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND do hereby ratify and confirm all that said Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned _________ hereunto set ___________ hand and seal at Birmingham, Alabama as of this _____ day of ______________, 19____.

Signed, sealed and delivered in the presence of	___________________________________[L.S.]
(Signature exactly as on stock certificate)

___________________________________[L.S.]
(Signature exactly as on stock certificate)

SIGNATURES GUARANTEED

By:
Its: